Exhibit 99.2

First Quarter 2009 Earnings Conference Call April 30, 2009 CB Richard Ellis Group, Inc.

Forward Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our momentum in 2009, future operations and future performance. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our current annual report on Form 10-K, in particular any discussion of Risk Factors, which is filed with the SEC and available at the SEC’s website (http://www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

Conference Call Participants Brett White President & Chief Executive Officer Bob Sulentic Chief Financial Officer Nick Kormeluk Investor Relations

Business Overview Worldwide economic conditions remain weak, impacting absorption and vacancy rates - causing leasing results to suffer Challenging credit markets and declining property market fundamentals continue to pressure investment sales Outsourcing portfolio and number of clients growing despite some near term revenue challenges Aggressively reduced more operating expenses in Q1 – raising total structural operating expense reduction target to $475 - $500 million Cost reductions will continue while challenging business conditions exist Credit agreement successfully amended, providing greater flexibility to manage our business and our balance sheet

US Market Statistics 8.7% 9.4% 12.5% 4Q07 13.6 167.1 57.7 2007 -13.9 -11.3 -0.9 11.8% 11.2% 10.4% Retail -177.0 -92.8 -88.5 13.2% 12.2% 11.4% Industrial -60.6 -16.6 17.8 17.0% 14.7% 14.0% Office 2009 F 1Q09 2008 4Q09 F 1Q09 4Q08 US Absorption Trends (in millions of square feet) US Vacancy Source: CBRE Econometric Advisors (formerly TWR) Outlooks Summer 2009 (preliminary) Source: RCA April 2009 Cap Rates Up At Lower Volumes Cap Rate Growth1 4Q07 4Q08 1Q09 2009 F Office Volume ($B) 27.3 7.6 3.6 Cap Rate 6.5% 7.3% 7.5% +80 to 160 bps Industrial Volume ($B) 10.2 3.0 1.3 Cap Rate 7.2% 7.9% 8.2% +60 to 170 bps Retail Volume ($B) 11.9 3.2 1.9 Cap Rate 7.1% 7.3% 7.7% +70 to 170 bps 1. CBRE EA estimates

Q1 CBRE Wins

	WASHINGTON, DC AOL ▪ CBRE represented AOL in disposing of more than 600,000 SF in Loudoun County, VA. ▪ The space has been leased to Raytheon Corporation.		AUSTRALIA Chevron ▪ CBRE negotiated a 10-year lease over the entire 14-level Dynons Plaza office tower. ▪ This 141,804 SF of boutique office space is due to be completed in mid 2010.
	LOS ANGELES IDS USA, Inc. ▪ CBRE arranged a three and a half year lease for IDS USA, Inc., an importer and distributor of women's, men's and children's apparel, for 645,000 SF of industrial space in the Inland Empire.		CHINA Taoboa (China) Software Co. Ltd. ▪ CBRE negotiated a 67,275 SF lease in Taikang Financial Center in Beijing's central business district.
	UNITED STATES Sunwest Management ▪ CBRE handled the $364 million sale of a commercial real estate portfolio consisting of 3,554 units in 45 senior housing communities. ▪ Located in 11 states across the US.		JAPAN BASF ▪ CBRE Japan has been appointed to advise global chemical giant, BASF, to consolidate four corporate office locations. ▪ Totaling 78,000 SF in Tokyo, this assignment required expertise from multiple service lines.
	CHICAGO FBI Partners LLC ▪ CBRE represented FBI Partners LLC, a joint venture, in the sale of the 430,000 SF FBI Chicago Division Office Building. ▪ The property was purchased by USAA Realty for $170 million.		UNITED KINGDOM Castlemore ▪ CBRE appointed strategic property advisor and joint leasing agent to Castlemore's Waverley Gate Development in Edinburgh. ▪ Castelmore is one of the UK's largest private developers.

CBRE
CB RICHARD ELLIS

CB Richard Ellis | Page 6

Q1 2009 Performance Overview Q1 2008 Q1 2009 $104.6 million $54.1 million Normalized EBITDA3 8.5% 6.1% Normalized EBITDA Margin3 $88.5 million $38.4 million EBITDA GAAP $0.10 Adjusted $0.15 GAAP ($0.14) Adjusted ($0.03) EPS1,2 GAAP $20.5 million Adjusted $31.7 million GAAP ($36.7) million Adjusted ($7.5) million Net (Loss) Income1 $1,230.9 million $890.4 million Revenue Adjusted net income and adjusted EPS exclude the write-off of financing costs incurred in connection with the credit agreement amendment entered into March 24, 2009, amortization expense related to customer relationships resulting from acquisitions, integration costs related to acquisitions, cost containment expenses and the write-down of impaired assets. All EPS information is based upon diluted shares. Normalized EBITDA excludes integration costs related to acquisitions, cost containment expenses and the write-down of impaired assets. 1. 2. 3.

Revenue Breakdown 1st Quarter 2009 44% 30% 9% 7% 4% 2% 2% 2% Property & Facilities Management Leasing Sales Appraisal & Valuation Investment Management Development Services Commercial Mortgage Brokerage Other ($ in millions) 2009 2008 % Change 396.4 413.2 -4 267.1 394.5 -32 77.8 227.9 -66 62.4 87.1 -28 35.5 41.0 -14 19.9 26.2 -24 14.7 21.9 -33 16.6 19.1 -13 Total 890.4 1,230.9 -28 Three months ended March 31,

Outsourcing Q1 2009 Wins 4 renewals 5 expansions 10 new CAGR 11% 1. Represents combined data for CBRE and TCC; does not include joint ventures and affiliates 1 Q1 revenue down marginally Positives: Square footage growth positive in Q1 2009 Client count growth continues Challenges: Corporate clients spending less on projects / capital spending down Reimbursements down on client cost reductions (personnel) Increased vacancies pressuring property management fees Client losses due to bankruptcy and consolidation Mixed dynamics likely to continue over next several quarters - underlying fundamentals are positive. Global Square Footage Managed (SF in billions) 1.2 1.3 1.4 1.6 1.9 1.9 2004 2005 2006 2007 2008 Q1 2009

Sales and Leasing Revenue - Americas ($ in millions) Sales Leasing (70%) (32%) (49%) (11%) $1,240.8 $1,103.9 $148.8 $45.0 2009 First Quarter $1,024.5 $520.8 2008 Full Year $262.3 $178.2 2007 2008 2009

Sales and Leasing Revenue – EMEA ($ in millions) Sales Leasing (52%) (33%) (47%) (8%) $426.4 $392.3 $82.7 $55.5 $48.2 $23.2 2009 First Quarter $458.3 $243.2 2008 Full Year 2007 2008 2009

Sales and Leasing Revenue – Asia Pacific ($ in millions) Sales Leasing (69%) (40%) 6% (33%) $173.1 $104.0 2008 Full Year $30.5 $9.5 2009 First Quarter $201.1 $213.8 $49.5 $33.0 2007 2008 2009

Development Services Balance Sheet Participation $96 million co-invested in Development Services at quarter end. $4.6 million in recourse debt to CBRE. Cost Containment Expenses Projects In Process/Pipeline ($ in billions) 2.2 3.8 5.0 4.9 3.6 2.8 2.6 3.6 5.4 6.5 5.6 5.4 2.3 1.4 2.0 2.3 1.4 1.5 2.5 2.7 3.0 2.7 2.5 1.5 4Q98 4Q99 4Q00 4Q01 4Q02 4Q03 4Q04 4Q05 4Q06 4Q07 4Q08 1Q09 In Process Pipeline Quarter Ended ($ in millions) 3/31/2009 3/31/2008 Revenue 20.9 27.7 EBITDA 1.4 (1.8)  Add Back: 0.8 - Net Write-down of Impaired Assets 0.9 - Normalized EBITDA 3.1 (1.8) Normalized EBITDA Margin 14.8% -6.5%

Global Investment Management ($ in billions) ($ in millions) CBRE’s co-investments totaled $67 million at March 31, 2009. CAGR 19% CAGR 20.2% ($ in millions) Q1 Revenue 32.8 33.6 6.7 3.7 37.3 39.5 Q1 2008 Q1 2009 Annual Revenue 57.1 68.4 94.0 99.3 126.3 259.2 160.8 28.0 101.7 88.7 0.4 57.1 68.4 94.0 127.3 228.0 347.9 161.2 2002 2003 2004 2005 2006 2007 2008 Investment Management Carried Interest Asset Management Acquisition, Disposition & Incentive Assets Under Management 11.4 14.4 15.1 17.3 28.6 37.8 38.5 36.0 2002 2003 2004 2005 2006 2007 2008 Q1 2009

Global Investment Management For the three months ended March 31, 2009, the company recorded a reversal of carried interest incentive compensation expense of $3.1 million compared to expense accruals of $5.3 million in the 2008 period. As of March 31, 2009, the cumulative remaining accrual of such incentive compensation expense was approximately $20 million. Pro-forma Normalized EBITDA Net write-down of investments Three Months Ended March 31, ($ in millions) 2009 2008 EBITDA (0.4) (1.4) Add Back: Net write-down of investments 5.2 - Normalized EBITDA 4.8 (1.4) (Reversed) accrued incentive compensation expense related to carried interest revenue not yet recognized (3.1) 5.3 Pro-forma Normalized EBITDA 1.7 3.9 Pro-forma Normalized EBITDA Margin 5% 10%

Cost Cutting Initiatives Previously announced $385 million cost savings plans implemented Raising structural operating expense savings target by another approximate $100 million to a total of $475 - $500 million annually versus full year 2007 Expect to realize approximately $435 million of these savings in 2009 versus full year 2007 due to timing of implementation These are structural changes to operating expenses that are in addition to variable expense declines from lower revenue Incurred one-time cost containment expenses of $7.9 million in Q1 2009; total of $35.3 million incurred in trailing 12 months Also expect low 2009 capital expenditures of $30 million

Credit Agreement Amendment Amended agreement completed March 24, 2009 Leverage ratio increased to 4.25x from 3.75x for eight quarters Interest coverage ratio decreased to 2.00x from 2.25x for eight quarters Up to $225 million in covenant EBITDA add backs: Up to $75 million related to one-time cost containment expense add backs Up to $150 million for run rate savings add backs Ability to buy back term loans at discount Ability to make loan modification offers to individual classes of existing debt holders $105.5 million pre-paid at closing Expected effective interest rate for 2009 similar to actual 2008 rate Post amendment interest rate at end of Q1 2009 was 5.6%, excluding swaps

CBRE Debt Covenants & Maturity Schedule Covenant Hurdle 9/30/08 12/31/08 3/31/09 Leverage Ratio <4.25x1 3.16 3.28 2.782 Interest Coverage Ratio >2.00x1 5.63 4.72 5.89 Year Amount Due 2009 $111 million remaining 2010 ~ $75 million per quarter Debt Covenants Debt Maturity Schedule Effective March 24, 2009 Significant reduction due to $185 million of add backs as part of amended credit agreement 1. 2.

Capitalization Represents notes payable on real estate in Development Services that are recourse to the company. Excludes non-recourse notes payable on real estate of $618.0 million and $613.6 million at March 31, 2009 and December 31, 2008, respectively. Excludes $276.3 million and $210.5 million of non-recourse warehouse facility at March 31, 2009 and December 31, 2008, respectively, as well as $8.1 million and $8.0 million of non-recourse revolving credit facility in Development Services at March 31, 2009 and December 31, 2008, respectively. As of ($ in millions) 3/31/2009 12/31/2008 Variance Cash 423.5 158.8 264.7 Revolving credit facility 444.3 25.8 418.5 Senior secured term loan A 736.7 827.0 (90.3) Senior secured term loan B 943.5 949.0 (5.5) Senior secured term loan A-1 288.0 297.8 (9.8) Notes payable on real estate1 4.6 4.1 0.5 Other debt2 3.8 5.5 (1.7) Total debt 2,420.9 2,109.2 311.7 Stockholders’ equity 64.0 114.7 (50.7) Total capitalization 2,484.9 2,223.9 261.0 Total net debt 1,997.4 1,950.4 47.0 1. 2.

Business Outlook Market conditions continue to make providing guidance unrealistic Investment sales remain weak; distressed sales may pick up in 2009 Leasing expected to remain weak until economies begin to improve Outsourcing results will be mixed as new client growth is offset by spending restraint of clients (reducing outsourced staffing levels, which lowers reimbursement revenue), higher vacancies as well as client bankruptcies and consolidations Global Investment Management and Development Services results will remain soft while asset values remain low and sales are slow Our strategy during the downturn remains consistent: Provide great client service Continue aggressive focus on cost containment Focus on improving balance sheet Continue to aggressively grow market share

GAAP Reconciliation Tables

Reconciliation of Net (Loss) Income to Net (Loss) Income, As Adjusted Three Months Ended March 31, ($ in millions, except share data) 2009 2008 Net (loss) income attributable to CB Richard Ellis Group, Inc. $ (36.7) $ 20.5 Cost containment expenses, net of tax 4.8 - Write-down of impaired assets, net of tax 3.7 6.2 Amortization expense related to customer relationships acquired, net of tax 1.8 1.7 Integration costs related to acquisitions, net of tax 1.0 3.3 Write-off of financing costs, net of tax 17.9 - Net (loss) income attributable to CB Richard Ellis Group, Inc., as adjusted $ (7.5) $ 31.7 Diluted (loss) income per share, as adjusted $ (0.03) $ 0.15 Weighted average shares outstanding for diluted (loss) income per share 261,999,151 207,730,837

Reconciliation of Normalized EBITDA to EBITDA to Net (Loss) Income Three Months Ended March 31, ($ in millions) 2009 2008 Normalized EBITDA $ 54.1 $ 104.6 Adjustments: Integration costs related to acquisitions 1.7 5.5 Cost containment expenses 7.9 - Write-down of impaired assets 6.1 10.6 EBITDA 38.4 88.5 Add: Interest income 2.3 5.2 Less: Depreciation and amortization 25.3 23.8 Interest expense 34.8 43.0 Write-off of financing costs 29.3 - (Benefit) provision for income taxes (12.0) 6.4 Net (loss) income attributable to CB Richard Ellis Group, Inc. (36.7) 20.5 Revenue $ 890.4 $ 1,230.9 Normalized EBITDA Margin 6.1% 8.5%